ADVISORS DISCIPLINED TRUST 292, 313, 314, 315, 317, 318, 319, 320, 321, 332,
     336, 337, 338, 339, 340, 341, 342, 343, 344, 348, 355, 356, 357, 358,
                 359, 362, 368, 370, 372, 373, 374, 376 AND 379

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, if you purchase units that qualify for the rollover/exchange option discount described in the prospectus and also purchase additional units on the same day from the same broker-dealer that do not qualify for that discount, you may NOT aggregate the units that qualify for the rollover/exchange discount with the additional units purchased for purposes of qualifying for the purchase levels described in the prospectus under "Understanding Your Investment--How to Buy Units--Reducing Your Sales Fee--Large Purchases" on the additional units purchased.

     Supplement Dated:  June 2, 2009